Exhibit 99.1

Trilogy Metals Announces Additional Copper-Cobalt Metallurgical Results for the Bornite Project

VANCOUVER, March 5, 2019 /CNW/ - Trilogy Metals Inc. (TSX/NYSE American: TMQ) ("Trilogy Metals", "Trilogy" or the "Company") is pleased to announce the release of additional copper and cobalt metallurgical results for the Bornite Project located in the highly prospective Ambler mining district of northwest Alaska.

Highlights of the 2018/2019 Bornite Metallurgical Program

  Nine individual metallurgical samples have been evaluated for the recovery of copper and cobalt and the production of saleable copper concentrates.
  Results are consistent with previous test results and significantly expand the metallurgical database for the project.
  Hardness testing of the nine composites shows the materials are of soft to moderate hardness, with an average Bond Work Index of 8.94 kWhr/tonne.
  Copper recoveries ranged from 80.2 to 94.5 percent and averaged 89.7 percent for eight of the nine composites.
  Copper concentrate grades ranged from 24.5 to 34.5 percent copper and averaged 27.6%.
  Copper concentrate quality is shown to be very good with low levels of penalty elements.
  Cobalt has been shown to be readily recoverable to a pyrite concentrate with grades of this concentrate in the range of 700 to 4500g/t cobalt. Plans are being made for the next stage of work to determine the optimal method to recover cobalt from the pyrite concentrate.

Rick Van Nieuwenhuyse, President and CEO of Trilogy Metals commented, "These initial metallurgical test results continue to demonstrate that conventional processing technology is expected to produce a clean, very high-quality, copper concentrate over a wide range of typical open pit and underground copper grades. Further optimization work is planned. I also note that we are very pleased with the first pass cobalt results which show that the Bornite Project could recover between 50% and 70% of the contained cobalt to a high-quality pyrite concentrate. The next steps include finding out if the cobalt concentrate can be further processed into a saleable product. Finally, the grinding test work shows that the mineralized material at Bornite is soft to moderate which translates to potentially lower power requirements during the crushing and grinding stages of the feedstock. This could have positive implications for the operating costs at Bornite."

Nine metallurgical composite samples were prepared by Trilogy Metals from materials obtained from drilling at the Bornite Project during 2017 and 2018. Each of these test samples were approximately 60 to 120 kilograms in mass and represented approximately 30 to 100 meters of drill core. Test samples characteristics are summarized in Table 1. Composite samples 1 to 6 were obtained from a zone deemed to be within an open-pit resource, while the composite sample from 7 to 9 were from a higher-grade underground resource.

Table 1. Composite Metallurgical Samples from the Bornite Project

Test Sample	Drill Hole	Intercept(s) (m)	Cu (%)	Co (g/t)	S (%)
Open Pit Samples
Composite 1	RC12-0211	308-365	1.60	531	5.56
Composite 2	RC11-0186	12-47	1.02	290	10.4
Composite 3	RC13-0229	51-81	1.06	183	8.12
Composite 4	RC13-0218	282-287, 314-337	2.20	741	5.2
Composite 5	RC11-0182	165-247, 267-290	1.87	408	4.06
Composite 6	RC11-0186	145-253	0.82	170	4.35
Underground Samples
Composite 7	RC13-0224	480-488, 630-722	2.06	306	7.5
Composite 8	RC12-0214	498-525, 543-565	3.12	651	6.76
Composite 9	RC12-0216	671-726	4.49	311	6.8

Test work has been completed under contract at ALS Metallurgy of Kamloops, B.C., during the time period November 2018 to January 2019.  ALS Metallurgy is a ISO 9001 certified laboratory facility. Test work at ALS Metallurgy conformed to standard testing procedures including standard grinding characterization test work, flotation process simulation test work, including locked cycle tests and assaying of all metallurgical products by certified assayers. Consistently observed results, when comparing mineralogical analysis, direct assaying of feed samples and detailed metallurgical accounting verify metal distributions reported and the results contained herein.

Each of the nine composite samples were subjected to Bond Work Index determinations. The average Bond Work index value is 8.94kWhr/tonne, which indicates the materials are soft to moderate in terms of grindability. Bond Work Index values were shown to be within a tight range, with the maximum value of 10.3kWhr/tonne and a minimum value of 7.8kWhr/tonne observed in the data set. This data is consistent with previously obtained grindability data in other test work programs for the Bornite Project.

Mineralogical analysis of each of the nine composites was completed, indicating that a majority of the copper mineralization occurred as chalcopyrite, with minor amounts of bornite and variable pyrite levels within the test samples. Composite 2 was shown to contain a significant amount of oxide copper minerals, likely from surface weathering, as this composite is a near surface intercept.  Mineralogical analysis also showed liberation at a target primary grind size of approximately 100 microns which should be suitable to support the copper recovery process.  Cobalt values in the Bornite Project materials are shown to be intimately associated with cobaltiferous pyrite.

The flowsheet used for the recovery of copper in this test work program is consistent with previous test work (For more information on the previous metallurgical work at Bornite please see the press release dated January 10, 2018 at www.trilogymetals.com) on the project and the Bornite Project database is consistent in terms of the metallurgical process requirements under which all samples have been tested. Primary grind requirements are in the range of 90-120 microns and re-grind requirements for copper upgrading is in the range of 20-30 microns. In order to produce a cobalt-rich concentrate a pyrite flotation stage was added to recover pyrite from the copper flotation tailings and the pyrite concentrate was subsequently cleaned to produce a pyrite cleaner concentrate. The flowsheet used in the test work program, including both the copper and cobalt flotation stages is shown in Figure 1. The Bornite Project metallurgical flowsheet is shown in Figure 2.

Flotation test results were based on locked cycle testing which simulates the performance of a copper recovery process and best represents the expected metallurgical performance of the test materials. Metallurgical performance for each of the nine composites is shown in Table 2 and the location of the drill holes from which the metallurgical samples were derived from is shown in Table 3.

Table 2. Summary of Metallurgical Test Results

Sample No.	Cu Concentrate Grade (Cu %)	Cu Recoveries (%)	Co Concentrate Grade (g/t)	Co Recoveries (%)
Open Pit Samples
Composite 1	25.8	88.6	3,249	71.1
Composite 2*	16.7*	75.6	995	65.8
Composite 3	25.0	87.8	698	59.8
Composite 4	27.2	88.3	4,470	59.7
Composite 5	29.8	89.3	2,743	49.2
Composite 6	26.4	80.5	990	51.7
Underground Samples
Composite 7	24.0	94.1	1286	49.3
Composite 8	34.2	94.7	1426	34.1
Composite 9	28.5	94.1	4157	59.0
*Note: Composite 2 is shown to be a surface-weathered sample, containing significant copper oxide products.

Figure 1. - Bornite copper flowsheet showing pyrite flotation and upgrading (CNW Group/Trilogy Metals Inc.)

Table 3. Drill Hole Information for Metallurgical Test Work

Drill Hole	Length (m)	UTM Grid	East (m)	North (m)	Elevation (m)	Azimuth	Dip
RC11-0182	454.0	NAD83_04N	589565	7440228	228.3	277	-62
RC11-0186	474.8	NAD83_04N	589113	7439746	260.4	86	-60
RC12-0211	696.5	NAD83_04N	590463	7440392	265.5	325	-80
RC12-0214	742.5	NAD83_04N	590122	7439957	281.5	0	-90
RC12-0216	801.5	NAD83_04N	590585	7440462	291.5	0	-90
RC13-0218	365.8	NAD83_04N	589251	7439968	216.6	78	-73
RC13-0224	880.4	NAD83_04N	589966	7440766	237.2	0	-90
RC13-0229	164.6	NAD83_04N	589086	7439418	279.0	0	-90

Concentrates from the locked cycle testing were analyzed for minor elements and average values for key minor elements are summarized in Table 4 below.

Table 4. Summary of Copper Concentrate Quality

	Cu (%)	As (%)	Sb (%)	Zn (%)	Hg (g/t)	Cd (g/t)
Average Bornite Cu Concentrate	27.6	0.07	0.03	1.4	9.0	54.0

Qualified Persons

The scientific and technical information in this news release has been prepared in accordance with Canadian regulatory requirements set out in National Instrument 43-101 Standards of Disclosure for Mineral Projects of the Canadian Securities Administrators ("NI 43-101") and supervised, reviewed and verified by Jeffrey B. Austin, P.Eng., President, of International Metallurgical and Environmental Inc., a "Qualified Person" as defined in National Instrument 43-101 and the person who oversees metallurgical developments for Trilogy Metals.  Mr. Austin is independent of Trilogy Metals Inc, and has been involved in the planning, observation and reporting all test work.

About Trilogy Metals

Trilogy Metals Inc. is a metals exploration and development company focused on exploring and developing the Ambler mining district located in northwestern Alaska. It is one of the richest and most-prospective known copper-dominant districts located in one of the safest geopolitical jurisdictions in the world. It hosts world-class polymetallic volcanogenic massive sulphide ("VMS") deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper and cobalt mineralization. Exploration efforts have been focused on two deposits in the Ambler mining district - the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within the Company's land package that spans approximately 143,000 hectares. The Company has an agreement with NANA Regional Corporation, Inc., a Regional Alaska Native Corporation that provides a framework for the exploration and potential development of the Ambler mining district in cooperation with local communities. Our vision is to develop the Ambler mining district into a premier North American copper producer.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, including, without limitation, the prospectivity of the Ambler mining district, the Company's plans for additional optimization work, the production results of conventional copper processing technology, recovery rates, the potential for lower power requirements and the associated impact on operating costs at the Bornite Project and the Company's expectations based on the results of metallurgical testing , are forward-looking statements. The metallurgical results from the drill holes discussed in this press release should not be considered representative of other drilling results for the 2019 drilling campaign. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration plans and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from the Company's expectations include the uncertainties involving success of exploration, development and mining activities, permitting timelines, requirements for additional capital, government regulation of mining operations, environmental risks, unanticipated reclamation expenses; mineral reserve and resource estimates and the assumptions upon which they are based; assumptions and discount rates being appropriately applied to the pre-feasibility study; our assumptions with respect to the likelihood and timing of the Ambler Mining District Industrial Access Project ("AMDIAP"); capital estimates; prices for energy inputs, labour, materials, supplies and services the interpretation of drill results, the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties as well as the construction of the access road; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, metal grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risks and uncertainties disclosed in the Company's Annual Report on Form 10-K for the year ended November 30, 2018 filed with Canadian securities regulatory authorities and with the United States Securities and Exchange Commission and in other Company reports and documents filed with applicable securities regulatory authorities from time to time. The Company's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. The Company assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

Cautionary Note to United States Investors

This press release has been prepared in accordance with the requirements of the securities laws in effect in Canada, which differ from the requirements of U.S. securities laws. Unless otherwise indicated, all resource and reserve estimates included in this press release have been prepared in accordance with Canadian National Instrument 43-101 Standards of Disclosure for Mineral Projects ("NI 43-101") and the Canadian Institute of Mining, Metallurgy and Petroleum (CIM)—CIM Definition Standards on Mineral Resources and Mineral Reserves, adopted by the CIM Council, as amended ("CIM Definition Standards"). NI 43-101 is a rule developed by the Canadian Securities Administrators which establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects. Canadian standards, including NI 43-101, differ significantly from the requirements of the United States Securities and Exchange Commission (SEC), and resource and reserve information contained herein may not be comparable to similar information disclosed by U.S. companies. In particular, and without limiting the generality of the foregoing, the term "resource" does not equate to the term "reserves". Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. The SEC's disclosure standards normally do not permit the inclusion of information concerning "measured mineral resources", "indicated mineral resources" or "inferred mineral resources" or other descriptions of the amount of mineralization in mineral deposits that do not constitute "reserves" by U.S. standards in documents filed with the SEC. Investors are cautioned not to assume that all or any part of "measured" or "indicated resources" will ever be converted into "reserves". Investors should also understand that "inferred mineral resources" have a great amount of uncertainty as to their existence and great uncertainty as to their economic and legal feasibility. Under Canadian rules, estimated "inferred mineral resources" may not form the basis of feasibility or pre-feasibility studies except in rare cases. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in-place tonnage and grade without reference to unit measures. The requirements of NI 43-101 for identification of "reserves" are also not the same as those of the SEC, and reserves reported by Trilogy Metals in compliance with NI 43-101 may not qualify as "reserves" under SEC standards. Arctic does not have known reserves, as defined under SEC Industry Guide 7.  Accordingly, information concerning mineral deposits set forth herein may not be comparable with information made public by companies that report in accordance with U.S. standards.

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SOURCE Trilogy Metals Inc.

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For further information: Company Contact: Patrick Donnelly, Vice President, Corporate Communications & Development, patrick.donnelly@trilogymetals.com, 604-630-3569; 604-638-8088 or 1-855-638-8088

CO: Trilogy Metals Inc.

CNW 07:25e 05-MAR-19